EXHIBIT J(1)
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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated June 9, 2000 which is incorporated by reference in this Registration Statement (Form N-1A No. 33-40771) of Comstock Funds, Inc.

                                                        /s/ ERNST & YOUNG LLP
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                                                            ERNST & YOUNG LLP

New York, New York
August 24, 2000